EXHIBIT 32.1


              CERTIFICATION PURSUANT TO 18 U. S. C., SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10Q-SB, filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, of Security Capital Corporation (the "Company") for the period ended
September 30, 2003, as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Frank West, the Chief Executive Officer of the Company, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 BY      /s/ Frank West
                                         ___________________________________
                                 Name:   Frank West
                                 Title:  Chief Executive Officer
                                 Date:   November 12, 2003



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Security Capital Corporation and will be retained by Security Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.